UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 15, 2014

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400

Sherman Oaks, California 91403

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 15, 2014, Signature Group Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with B. Riley & Co. (the “Underwriter”), relating to a public offering (the “Offering”) of an aggregate of 4,384,615 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, at a public offering price of $6.50 per share. The Company estimates the net proceeds from the sale of the Shares but before estimated offering expenses to be approximately $27.1 million, after deducting underwriting discounts and commissions. The Offering is expected to close on or about December 19, 2014, subject to the satisfaction of customary closing conditions.

The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-191020) (the “Registration Statement”) previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) on September 26, 2013, subsequently amended by a post-effective amendment thereto previously filed and declared effective by the SEC on January 17, 2014, and preliminary prospectus supplements dated November 17, 2014 and December 15, 2014, and a final prospectus supplement dated December 16, 2014 (the “Final Prospectus Supplement”) thereunder filed with the SEC.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification and contribution obligations of the Company and the Underwriter, obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Pursuant to the Underwriting Agreement, directors and executive officers of the Company entered into agreements in substantially the form included as an exhibit to the Underwriting Agreement providing for a 90-day “lock-up” period following the date of the Final Prospectus Supplement with respect to sales of specified securities, subject to certain exceptions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this report and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

In connection with the offering and sale of the Shares, the following exhibits are being filed with this Current Report on Form 8-K to be incorporated by reference into the Registration Statement: (1) the Underwriting Agreement (Exhibit 1.1); (2) the opinion of Crowell & Moring LLP as to the validity of the sale and issuance of the Shares in the Offering (Exhibit 5.1); (3) the opinion of Blank Rome LLP as to certain U.S. federal income tax matters (Exhibit 8.1); (4) the consent of Crowell & Moring LLP (Exhibit 23.1); and (5) the consent of Blank Rome LLP (Exhibit 23.2).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1	Underwriting Agreement, by and between Signature Group Holdings, Inc. and B. Riley & Co. as representative of the several underwriters named therein, dated December 15, 2014.

Exhibit 5.1	Opinion of Crowell & Moring LLP.

Exhibit 8.1	Opinion of Blank Rome LLP as to certain U.S. federal income tax matters.

Exhibit 23.1	Consent of Crowell & Moring LLP (included in Exhibit 5.1 hereto).

Exhibit 23.2	Consent of Blank Rome LLP (included in Exhibit 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.
(Registrant)

Date: December 16, 2014	By:	/s/ W. CHRISTOPHER MANDERSON
	Name:	W. Christopher Manderson
	Title:	Executive Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, by and between Signature Group Holdings, Inc. and B. Riley & Co. as representative of the several underwriters named therein, dated December 15, 2014.

Exhibit 5.1	Opinion of Crowell & Moring LLP.

Exhibit 8.1	Opinion of Blank Rome LLP as to certain U.S. federal income tax matters.

Exhibit 23.1	Consent of Crowell & Moring LLP (included in Exhibit 5.1 hereto).

Exhibit 23.2	Consent of Blank Rome LLP (included in Exhibit 8.1 hereto).